FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT (this "Amendment") is entered into as of May 22, 1998, between COFFEE HOLDING CO, INC. ("Borrower"), and NATIONSCREDIT COMMERCIAL CORPORATION, through its NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("Lender").

      WHEREAS, Borrower has requested that certain Loan and Security Agreement dated as of November 21, 1997, between Borrower and Lender (as amended, the "Loan Agreement") be amended as provided herein;

      WHEREAS, Lender is willing to consent to the foregoing subject to the terms and conditions set forth herein;

      NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

      2. Amendment. (a) A sentence is added to paragraph 5.13(a) to read, "In addition to the Collateral Reports described above, Borrower shall provide Lender with weekly inventory reports regarding its green coffee bean inventory, all in such form as required by Lender", (b) Section 1.(d)(I) of Schedule A of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  (i) Overall sublimit on advances against Eligible Inventory. $1,000,000 or, if less, the aggregate advances against accounts at any time of determination.

      3. Fee. In consideration of the above amendment, Borrower agrees to pay an additional fee in the amount of $1,500.00 which shall be charged to Borrower's Revolving Loans or the date of execution of this amendment.

      4. Miscellaneous.

            (a) Warranties and Absence of Defaults. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender, as of the date hereof, that:

                  (i) The representations and warranties of Borrower contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof, except to the extent that such representation and warranties relate specifically to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

                  (ii) All information, reports and other papers and data heretofore furnished to Lender by Borrower in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate Knowledge of the subject matter thereof. Borrower has disclosed to Lender every fact of which it is aware which might adversely affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

                  (iii) No Event of Default or Defaults exists as of the date hereof.

            (b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

            (c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

            (d) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein" or words of like import, and each reference to the Loan Agreement in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreements, shall mean and be a reference to the Loan Agreement, as so amended.

            (e) Successors. This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and the successors and assigns of Lenders.

            (f) Effectiveness. This Amendment shall become effective upon execution hereof by Borrower and Lender.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at New York, New York as of the date first above written.

                                       COFFEE HOLDINGS, INC.

                                       By:______________________________________

                                                    Its:________________________

                                       NATIONSCREDIT COMMERCIAL
                                       CORPORATION, through its NATIONSCREDIT
                                       COMMERICAL FUNDING DIVISION

                                       By:______________________________________

                                                    Its:________________________


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